                    THE MORGAN STANLEY HIGH YIELD FUND, INC.

---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs              William G. Morton, Jr.
CHAIRMAN OF THE BOARD        DIRECTOR
OF DIRECTORS                 Frederick B. Whittemore
Warren J. Olsen              DIRECTOR
PRESIDENT AND DIRECTOR       James W. Grisham
Peter J. Chase               VICE PRESIDENT
DIRECTOR                     Harold J. Schaaff, Jr.
John W. Croghan              VICE PRESIDENT
DIRECTOR                     Joseph P. Stadler
David B. Gill                VICE PRESIDENT
DIRECTOR                     Valerie Y. Lewis
Graham E. Jones              SECRETARY
DIRECTOR                     James R. Rooney
John A. Levin                TREASURER
DIRECTOR                     Joanna M. Haigney
                             ASSISTANT TREASURER

---------------------------------------------
INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank, N.A.
73 Tremont Street
Boston, Massachusetts 02108
---------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company (International)
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank, N.A. (Domestic)
770 Broadway
New York, New York 10003
---------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
---------------------------------------------------------
LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                                   ----------

                                      THE
                                 MORGAN STANLEY
                                   HIGH YIELD
                                   FUND, INC.
                                   ----------

                                 ANNUAL REPORT
                               DECEMBER 31, 1995
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

As 1995 closed, the high yield market wrapped up one of its finest years. For the year ended December 31, 1995, the Fund's total return based on net asset value per share was 26.07% compared with 17.39% for the First Boston High Yield Index. The outstanding results were in concert with all the domestic markets. Bonds rallied strongly as the ten year Treasury yields declined 225 basis points to 5.57%. Equities reached all-time highs as the Dow industrial average climbed over 5,000.

    While market returns were excellent, there were several undercurrents that one had to be aware of to stay ahead of the competition. While the market rallied, spreads to Treasuries widened. More importantly, intra-market quality spreads widened as well. Market participants were concerned that the economy was entering an economic downturn. This view was supported by an extremely weak retail environment. Several major retailers filed for bankruptcy during the year. Also auto sales seemed to be softening and steel and paper prices were reported to be declining after strong run-ups in late 1994 and early 1995.

    The Fund's results were very strong for the year. Several factors contributed to our performance. As we stated at the end of last year, we felt the casino bonds were oversold and that the baby had been thrown out with the bathwater in some cases. As a result, we maintained and, in some cases, added to our exposure in the casino sector. We were handsomely rewarded as the sector was one of the best performers in the market. Other sectors where we were overweighted that performed well were communications, and cable television. Both of these industries were able to improve credit quality over the year. Many of the bonds in these industries also tend to have a long duration and thus benefited from the decline in interest rates. Finally, these industries are not cyclical. As investors perceived the economy was weakening in the second half of 1995, they shed cyclical holdings and put money into more stable companies. We were also overweighted in chemicals, particularly fertilizers. The fertilizer industry had explosive earnings in 1995 and the prospects are bright in 1996. Several of the companies in the industry went public in 1995 so the combination of strong earnings and a strengthened balance sheet helped the bonds perform well.

    As important as investing in winning ideas is avoiding trouble situations. Two of the weakest industries in 1995 were retailers and restaurants. We virtually avoided these sectors entirely. The retail sector was bombarded with bad news nearly the entire year. In the first half of the year, major northeast retailers Bradlees and Caldor filed for bankruptcy protection. In the second half of the year, concerns for a weak Christmas season spooked the market. A large discount chain hit the headlines as being on the verge of bankruptcy also. Like the retailers, the restaurant sector seems over-stored also. Price competition is stiff and it is difficult to attract incremental traffic. Most of the companies in the sector are overburdened with debt and it is difficult to see at this point how they will reduce leverage.

    It is difficult to formulate a strategy for 1996. Other than retailers, which have had a horrible history in the high yield market, it is hard to find a clearly undervalued industry. Steel and auto-related companies have widened to the rest of the market but it is a question of timing the market to catch a rebound in their bond prices and earnings momentum. Treasury rates have dropped precipitously and therefore cushion bonds have some appeal. Long-term interest rates are near the lows achieved at the end of 1993, however the shape of the yield curve is very different. Short-term rates are much higher than at the end of 1993 and it does not appear that a tightening is likely in the near future. We are also faced with the uncertainty of an election year. We expect to play it fairly close to the vest in 1996. We will be searching for bonds that generate good current income but do not represent undue credit risk.

Sincerely,

        [SIGNATURE]
Barton M. Biggs
CHAIRMAN

                 [SIGNATURE]
Robert Angevine
PORTFOLIO MANAGER

February 2, 1996

The Morgan Stanley High Yield Fund, Inc.
Investment Summary as of December 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                             TOTAL RETURN (%)
                         ----------------------------------------------------------------------------------------
                               MARKET VALUE (1)            NET ASSET VALUE (2)              INDEX (1)(3)**
                         ----------------------------  ----------------------------  ----------------------------
                                           AVERAGE                       AVERAGE                       AVERAGE
                           CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL
                         ----------------------------  ----------------------------  ----------------------------
ONE YEAR                       25.21%         25.21%         26.07%         26.07%         17.39%         17.39%
SINCE INCEPTION*               12.51           5.82          19.11           8.75          17.71           8.13

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

 YEARS ENDED DECEMBER 31:
                              1993*      1994       1995
Net Asset Value Per Share     $ 14.10    $ 11.96    $ 13.63
Market Value Per Share         $14.75     $11.38     $12.88
Premium/(Discount)               4.6%     (4.8%)     (5.5%)
Income Dividends                    -      $1.37      $1.27
Fund Total Return (2)           0.00%    (5.53%)     26.07%
Index Total Return
(1)(3)**                        1.26%    (0.98%)     17.39%

(1)Assumes dividends and distributions, if any, were reinvested.

(2)Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3)First Boston High Yield Index

 * The Fund commenced operations on November 30, 1993.

** Unaudited.

The Morgan Stanley High Yield Fund, Inc.
Portfolio Summary as of December 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Debt Securities       99.8%
Other                  0.2%

--------------------------------------------------------------------------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Broadcast -- Radio & Television       18.2%
Chemicals                             15.9%
Telecommunications                     6.0%
Health Care Supplies & Services        5.6%
Food Service & Lodging                 5.5%
Energy                                 4.8%
Business Services                      4.6%
Utilities                              4.5%
Financial Services                     4.2%
Packaging & Container                  3.8%
Other                                 26.9%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

                                                 PERCENT OF
                                                    TOTAL
                                                 INVESTMENTS
                                               ---------------
       1.  Heritage Media Services, 11.00%,
           10/1/02                                     2.8%
       2.  Ackerley Communications, Inc., 'A'
           10.75%, 10/1/03                             2.7
       3.  Owens-Illinois, Inc., 10.50%,
           6/15/02                                     2.7
       4.  Sherritt-Gordon Ltd., 9.75%,
           4/1/03                                      2.6
       5.  McGaw, Inc., 10.375%, 4/1/99                2.5

                                                 PERCENT OF
                                                    TOTAL
                                                 INVESTMENTS
                                               ---------------

       6.  Southland Corp., 5.00%, 12/15/03            2.4%
       7.  Triton Energy Corp., 0%, 12/15/00           2.4
       8.  IMC Global, Inc., 9.45%, 12/15/11           2.3
       9.  First PV Funding Lease Obligation
           Bonds 10.15%, 1/15/16                       2.2
      10.  Imperial Credit Industries, Inc.
           9.75%, 1/15/04                              2.1
                                                       ---
                                                      24.7%
                                                       ---
                                                       ---

FINANCIAL STATEMENTS
---------

STATEMENT OF NET ASSETS
(Showing Percentage of Total Value of Investments)
---------

DECEMBER 31, 1995

                                            FACE
                                           AMOUNT       VALUE
                                           (000)        (000)
---------------------------------------------------------
------------
CORPORATE BONDS AND NOTES (94.8%)
---------------------------------------------------------
------------
BROADCAST -- RADIO & TELEVISION (18.0%)
  ++Ackerley Communications, Inc., 'A'
    10.75%, 10/1/03                       $ 3,500    $  3,745
  Act III Broadcasting 10.25%, 12/15/05       500         512
  Cablevision Systems Corp. 10.75%,
    4/1/04                                  1,500       1,586
  ++Cablevision Systems Corp. 9.875%,
    2/15/13                                 1,000       1,065
  Century Communications Corp. 9.50%,
    8/15/00                                 1,000       1,037
  ++Comcast Corp. 9.50%, 1/15/08            1,000       1,045
  ++Continental Cablevision, Inc. 9.50%,
    8/1/13                                  2,500       2,656
  Fundy Cable Ltd. 11.00%, 11/15/05           250         261
  Groupe Videotron Ltee 10.625%, 2/15/05      750         801
  ++Heritage Media Services 11.00%,
    10/1/02                                 3,675       3,868
  Katz Corp. 12.75%, 11/15/02                 700         774
  Lenfest Communications 8.375%, 11/1/05    1,500       1,506
  / /Marcus Cable Co. 0%, 12/15/05          2,800       1,904
  New World Communications Group,
    Holding Corp., 'B' Zero Coupon,
    6/15/99                                 2,500       1,731
  Rogers Cablesystems of America 11.00%,
    12/1/15                                   950       1,022
  Sinclair Broadcasting Group, Inc.
    10.00%, 9/30/05                           500         511
  Viacom, Inc. 8.00%, 7/7/06                1,000       1,018
                                                     --------
                                                       25,042
                                                     --------
BUSINESS SERVICES (4.6%)
  ++ADT Operations 9.25%, 8/1/03            2,500       2,669
  / /PM Holdings Corp., 'B' 0%, 9/1/05      1,500         773
  Rapp International Finance 13.25%,
    12/15/05                                1,000         982
  Scotsman Group, Inc. 9.50%, 12/15/00      2,000       2,000
                                                     --------
                                                        6,424
                                                     --------
CAPITAL GOODS/CONSTRUCTION (1.4%)
  GS Industries, Inc. 12.25%, 10/1/05       1,000       1,001
  International Wire Group 11.75%,
    6/1/05                                  1,000         963
                                                     --------
                                                        1,964
                                                     --------
CHEMICALS (15.9%)
  #Acetex Corp. (Yankee) 9.75%, 10/1/03     1,500       1,545
  ++Agricultural Minerals & Chemicals,
    Inc. 10.75%, 9/30/03                    2,000       2,210
  Arcadian Partners, L.P., 'B' 10.75%,
    5/1/05                                  1,000       1,097
---------------------------------------------------------
------------

                                            FACE
                                           AMOUNT     VALUE
                                           (000)      (000)

---------------------------------------------------------
------------
CHEMICALS (CONTINUED)
  ++Foamex L.P. 9.50%, 6/1/00             $ 3,000    $  2,977
  Freeport-McMoRan Resource L.P. 8.75%,
    2/15/04                                 1,500       1,534
  Harris Chemical North America 10.75%,
    10/15/03                                1,250       1,137
  IMC Global, Inc. 9.25%, 10/1/00             500         526
  IMC Global, Inc. 'B' 10.125%, 6/15/01     2,000       2,190
  IMC Global, Inc. 9.45%, 12/15/11          3,000       3,199
  Plastic Specialties & Technologies,
    Inc. 11.25%, 12/1/03                    2,250       2,070
  Sherritt-Gordon Ltd. 9.75%, 4/1/03        3,475       3,657
                                                     --------
                                                       22,142
                                                     --------
COAL, GAS & OIL (0.6%)
  Gulf Canada Resources (Yankee) 9.25%,
    1/15/04                                   875         889
                                                     --------
DIVERSIFIED (3.0%)
  Primark Corp., 8.75%, 10/15/00            2,300       2,312
  ++Valcor Inc., 9.625%, 11/1/03            2,000       1,855
                                                     --------
                                                        4,167
                                                     --------
ENERGY (4.8%)
  Maxus Energy Corp. 11.50%, 11/15/15       1,000       1,040
  OPI International 12.875%, 7/15/02        2,000       2,270
  ++/ / Triton Energy Corp. 0%, 12/15/00    3,500       3,316
                                                     --------
                                                        6,626
                                                     --------
ENTERTAINMENT & LEISURE (2.1%)
  Kloster Cruise Ltd. 13.00%, 5/1/03          135         102
  / / Six Flags Theme Parks, Inc. 0%,
    6/15/05                                 3,600       2,808
                                                     --------
                                                        2,910
                                                     --------
ENVIRONMENTAL CONTROLS (2.4%)
  Envirosource, Inc. 9.75%, 6/15/03         2,000       1,745
  #/ / Norcal Waste Systems, Inc.
    12.50%, 11/15/05                        1,600       1,612
                                                     --------
                                                        3,357
                                                     --------
FINANCIAL SERVICES (4.2%)
  Imperial Credit Industries, Inc.
    9.75%, 1/15/04                          3,500       2,984
  Terra Nova Holdings, 10.75%, 7/1/05         750         817
  Tiphook Finance Corp. 8.00%, 3/15/00      2,263       1,573
  United Meridian 10.375%, 10/15/05           500         526
                                                     --------
                                                        5,900
                                                     --------
---------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                            FACE
                                           AMOUNT     VALUE
                                           (000)      (000)
---------------------------------------------------------
------------
FOOD SERVICE & LODGING (5.5%)
  ++Family Restaurant, Inc. 9.75%,
    2/1/02                                $ 2,000    $  1,100
  Grand Union 12.00%, 9/1/04                1,050         903
  Host Marriot Travel 9.50%, 5/15/05        1,000         987
  La Quinta Inns, Inc. 9.25%, 5/15/03       2,000       2,120
  ++Pilgrim's Pride Corp. 10.875%,
    8/1/03                                  2,900       2,632
                                                     --------
                                                        7,742
                                                     --------
GAMING & LODGING (1.1%)
  Casino America, Inc. 11.50%, 11/15/01     1,000         925
  Grand Casinos 10.125%, 12/1/03              250         261
  Louisiana Casino Cruise 11.50%,
    12/1/98                                   369         355
                                                     --------
                                                        1,541
                                                     --------
HEALTH CARE SUPPLIES & SERVICES (5.6%)
  McGaw, Inc. 10.375%, 4/1/99               3,400       3,515
  ++OrNda HealthCorp. 12.25%, 5/15/02       2,000       2,198
  Quorum Health 8.75%, 11/1/05              1,000       1,035
  Tenet Healthcare Corp. 10.125%, 3/1/05    1,000       1,108
                                                     --------
                                                        7,856
                                                     --------
INSURANCE (1.1%)
  Life Partners Group, Inc. 12.75%,
    7/15/02                                 1,400       1,516
                                                     --------
METALS (1.7%)
  ++Algoma Steel, Inc. 12.375%, 7/15/05     1,000         900
  Kaiser Aluminum 12.75%, 2/1/03            1,000       1,100
  Ucar Global Enterprises, Inc. 'B'
    12.00%, 1/15/05                           265         305
                                                     --------
                                                        2,305
                                                     --------
MULTI-INDUSTRY (0.2%)
  #Howmet Corp. 10.00%, 12/1/03               250         260
                                                     --------
PACKAGING & CONTAINER (3.8%)
  ++Owens-Illinois, Inc. 10.50%, 6/15/02    3,500       3,719
  Stone Container Corp. 10.75%, 10/1/02     1,000       1,033
  Stone Container Corp. 11.875%, 12/1/98      500         524
                                                     --------
                                                        5,276
                                                     --------
PUBLISHING (0.9%)
  Marvel III Holdings, Inc. 9.125%,
    2/15/98                                 1,250       1,223
                                                     --------
REAL ESTATE (0.7%)
  #HMC Acquisition Properties 9.00%,
    12/15/07                                1,000       1,010
                                                     --------
RETAIL -- GENERAL (2.4%)
  Southland Corp., 5.00%, 12/15/03          4,000       3,330
                                                     --------
TELECOMMUNICATIONS (6.0%)
  / / Dial Call Communications 0%,
    4/15/04                                 2,500       1,425
---------------------------------------------------------
------------
                                            FACE
                                           AMOUNT     VALUE
                                           (000)      (000)

---------------------------------------------------------
------------
TELECOMMUNICATIONS (CONTINUED)
  / / Horizon Cellular Telephone Co. 0%,
    10/1/00                               $ 2,000    $  1,663
  / / Nextel Communications 0%, 8/15/04     3,000       1,628
  Paging Network, Inc. 10.125%, 8/1/07      1,000       1,086
  Rogers Communications, Inc. 10.875%,
    4/15/04                                 1,000       1,045
  Telefonica de Argentina (Yankee)
    11.875%, 11/1/04                        1,500       1,571
                                                     --------
                                                        8,418
                                                     --------
TEXTILES & APPAREL (3.6%)
  Polysindo Eka Perkasa (Yankee) 13.00%,
    6/15/01                                 1,000       1,035
  Synthetic Industries, Inc. 12.75%,
    12/1/02                                 2,000       1,973
  ++Westpoint Stevens, Inc. 9.375%,
    12/15/05                                2,000       1,985
                                                     --------
                                                        4,993
                                                     --------
TRANSPORTATION (0.7%)
  Stena AB (Yankee) 10.50%, 12/15/05        1,000       1,020
                                                     --------
UTILITIES (4.5%)
  Beaver Valley II Funding Corp. Lease
    Obligation Bonds 9.00%, 6/1/17          1,477       1,246
  California Energy 9.875%, 6/30/03         1,000       1,043
  Columbia Gas Systems, Inc., 'A' 6.39%,
    11/28/00                                  141         141
  Columbia Gas Systems, Inc., 'B' 6.61%,
    11/28/02                                  136         138
  Columbia Gas Systems, Inc., 'C' 6.80%,
    11/28/05                                  136         137
  Columbia Gas Systems, Inc., 'D' 7.05%,
    11/28/07                                  136         137
  Columbia Gas Systems, Inc., 'E' 7.32%,
    11/28/10                                  136         136
  Columbia Gas Systems, Inc., 'F' 7.42%,
    11/28/15                                  136         134
  Columbia Gas Systems, Inc., 'G' 7.62%,
    11/28/25                                  136         134
  First PV Funding Lease Obligation
    Bonds 10.15%, 1/15/16                   3,000       3,060
                                                     --------
                                                        6,306
                                                     --------
---------------------------------------------------------
------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $130,421)                                     132,217
                                                     --------
---------------------------------------------------------
------------
FOREIGN GOVERNMENT BONDS (1.7%)
ARGENTINA (0.8%)
  +++Republic of Argentina 'L', 6.8125%,
     3/31/05                                1,500       1,069
                                                     --------
BRAZIL (0.9%)
  / / Federative Republic of Brazil
    'Z-L' Bond 4.25%, 4/15/24               2,500       1,312
                                                     --------
---------------------------------------------------------
------------
TOTAL FOREIGN GOVERNMENT BONDS
  (Cost $2,018)                                         2,381
                                                     --------
---------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                           NO. OF
                                           UNITS      VALUE
                                           (000)      (000)
---------------------------------------------------------
------------
UNITS (3.3%)
---------------------------------------------------------
------------
BROADCAST -- RADIO & TELEVISION (0.2%)
  #/ / American Telecasting, Inc.  (Note
    + 1 Warrant) 14.50%,  8/15/05             500    $    302
                                                     --------
GAMING & LODGING (1.4%)
  ## Trump Taj Mahal Funding, Inc.  PIK
    (Bond + 1 Taj Mahal  Holding Corp.
    'B' Common  Stock) 11.35%, 11/15/99     2,045       1,969
                                                     --------
METALS (1.7%)
   Sheffield Steel Corp. (1st Mtg.  Bond
    + 5 Common Stock  Warrants) 12.00%,
    11/1/01                                 2,500       2,350
                                                     --------
---------------------------------------------------------
------------
TOTAL UNITS
  (Cost $4,867)                                         4,621
                                                     --------
---------------------------------------------------------
------------

                                           NO. OF
                                          WARRANTS

---------------------------------------------------------

------------
WARRANTS (0.0%)
---------------------------------------------------------
------------
AEROSPACE & DEFENSE (0.0%)
  +Sabreliner Corp., expiring 4/15/03       2,000          10
                                                     --------
FOOD SERVICE & LODGING (0.0%)
  +Petro PSC Properties, expiring 6/1/97      500          17
                                                     --------
GAMING & LODGING (0.0%)
  +Louisiana Casino Cruises, expiring
    12/1/98                                 1,108           9
                                                     --------
TELECOMMUNICATIONS (0.0%)
  +Dial Page Communications, expiring
    4/25/99                                 2,500          --
                                                     --------
---------------------------------------------------------
------------
TOTAL WARRANTS
  (Cost $56)                                               36
                                                     --------
---------------------------------------------------------
------------

                                           NO. OF
                                           SHARES
---------------------------------------------------------
------------
PREFERRED STOCK (0.1%)
---------------------------------------------------------
------------
COAL, GAS & OIL (0.1%)
  +Columbia Gas Systems, Inc., 7.89%
  (Cost $94)                                3,826          94
                                                     --------
---------------------------------------------------------
------------
CONVERTIBLE PREFERRED STOCK (0.1%)
---------------------------------------------------------
------------
COAL, GAS & OIL (0.1%)
  +Columbia Gas Systems, Inc., 5.22%
  (Cost $94)                                2,343          94
                                                     --------
---------------------------------------------------------
------------
TOTAL INVESTMENTS (100.0%)
  (Cost $137,550)                                     139,443
                                                     --------
---------------------------------------------------------
------------

                                           AMOUNT     AMOUNT
                                           (000)      (000)
---------------------------------------------------------
------------
OTHER ASSETS
  Interest Receivable                     $ 2,859
  Deferred Organization Costs                  35
  Other Assets                                  8    $  2,902
                                          --------   --------
---------------------------------------------------------
------------
LIABILITIES
  Payable for:
    Reverse Repurchase Agreement          (21,723)
    Dividends Declared                     (1,345)
    Bank Overdraft                           (252)
    Investment Advisory Fees                  (71)
    Professional Fees                         (37)
    Shareholder Reporting Expenses            (28)
    Administrative Fees                       (15)
    Directors' Fees and Expenses               (5)
    Custodian Fees                             (4)
  Other Liabilities                            (2)    (23,482)
                                          --------   --------
---------------------------------------------------------
------------
NET ASSETS
  Applicable to 8,720,544 issued and
    outstanding $.01 par value shares
    (100,000,000 shares authorized)                  $118,863
                                                 ------------
---------------------------------------------------------
------------
NET ASSET VALUE PER SHARE                            $  13.63
                                                 ------------
---------------------------------------------------------
------------
AT DECEMBER 31, 1995, NET ASSETS CONSISTED OF:
---------------------------------------------------------
  Common Stock                                       $     87
  Capital Surplus                                     122,311
  Accumulated Undistributed Net
    Investment Income                                     573
  Accumulated Net Realized Loss                        (6,001)
  Unrealized Appreciation on Investments                1,893
---------------------------------------------------------
------------
TOTAL NET ASSETS                                     $118,863
                                                 ------------
---------------------------------------------------------
------------

  +    --  Non-income producing.
+++    --  Variable/floating rate security -- rate disclosed
           is as of December 31, 1995.
 ++    --  Denotes all or a portion of securities subject to
           repurchase under Reverse Repurchase Agreements as of December 31, 1995 -- see note A-4 to financial statements.
  #    --  144A security -- certain conditions for public
           sale may exist.
 ##    --  9.375 of 11.35% represents amount paid in cash.
           The remainder is payment-in-kind.
/ /    --  Step Bond -- coupon rate increases in increments
           to maturity. Rate disclosed is as of December 31, 1995. Maturity date disclosed is the ultimate maturity.
PIK    --  Payment-in-Kind. Income may be paid in additional
           securities or cash at the discretion of the issuer.

    The accompanying notes are an integral part of the financial statements.

                                                                     YEAR ENDED
                                                                    DECEMBER 31,
                                                                        1995
STATEMENT OF OPERATIONS                                                 (000)
----------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest Income..............................................         $14,914
    Dividend Income..............................................               3
----------------------------------------------------------------------------------
      Total Income...............................................          14,917
----------------------------------------------------------------------------------
EXPENSES
    Interest Expense.............................................           1,917
    Investment Advisory Fees.....................................             800
    Administrative Fees..........................................             170
    Shareholder Reporting Expenses...............................              70
    Professional Fees............................................              54
    Directors' Fees and Expenses.................................              32
    Transfer Agent Fees..........................................              28
    Custodian Fees...............................................              24
    Other Expenses...............................................              88
----------------------------------------------------------------------------------
      Total Expenses.............................................           3,183
----------------------------------------------------------------------------------
          Net Investment Income..................................          11,734
----------------------------------------------------------------------------------
NET REALIZED LOSS
    Investment Securities Sold...................................          (2,827)
----------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Investments..................................................          16,772
----------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized
 Appreciation/Depreciation.......................................          13,945
----------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........         $25,679
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

                                                                     YEAR ENDED        YEAR ENDED
                                                                    DECEMBER 31,      DECEMBER 31,
                                                                        1994              1995
STATEMENT OF CHANGES IN NET ASSETS                                      (000)             (000)
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net Investment Income........................................         $11,465           $11,734
    Net Realized Loss............................................          (3,174)           (2,827)
    Change in Unrealized Appreciation/Depreciation...............         (14,953)           16,772
----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from
     Operations..................................................          (6,662)           25,679
----------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income........................................         (11,852)          (11,112)
    In Excess of Net Investment Income...........................             (64)               --
----------------------------------------------------------------------------------------------------
    Total Distributions..........................................         (11,916)          (11,112)
----------------------------------------------------------------------------------------------------
Capital Share Transactions:
    Offering Costs...............................................             (71)               --
    Reinvestment of Distributions (10,097 and 2,998 shares,
     respectively)...............................................             128                36
----------------------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting From Capital Share
     Transactions................................................              57                36
----------------------------------------------------------------------------------------------------
    Total Increase (Decrease)....................................         (18,521)           14,603
Net Assets:
    Beginning of Year............................................         122,781           104,260
----------------------------------------------------------------------------------------------------
    End of Year (including accumulated undistributed
     (distributions in excess of) net investment income of $(49)
     and $573, respectively).....................................        $104,260          $118,863
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CASH FLOWS

                                                                     YEAR ENDED
                                                                    DECEMBER 31,
                                                                        1995
                                                                        (000)
----------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
  Proceeds from Sales of Investments.............................       $ 120,882
  Purchases of Investments.......................................        (113,542)
  Net Decrease in Short Term Investments.........................           7,058
  Investment Income..............................................          14,106
  Interest Expense Paid..........................................          (2,035)
  Operating Expenses Paid........................................          (1,253)
----------------------------------------------------------------------------------
  Net Cash Provided by Investing and Operating Activities........          25,216
----------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net Decrease in Reverse Repurchase Agreements..................         (14,625)
  Cash Distributions Paid (net of Reinvestments of $36)..........         (10,844)
----------------------------------------------------------------------------------
  Net Cash Used for Financing Activities.........................         (25,469)
----------------------------------------------------------------------------------
  Net Decrease in Cash...........................................            (253)
CASH AT BEGINNING OF YEAR........................................               1
----------------------------------------------------------------------------------
BANK OVERDRAFT AT END OF YEAR....................................       $    (252)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS TO NET CASH PROVIDED BY INVESTING AND OPERATING
 ACTIVITIES:
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Operations...........       $  25,679
  Net Sales (Purchases) of Investments...........................          14,398
  Net Realized Loss on Investments...............................           2,827
  Change in Unrealized Appreciation/Depreciation.................         (16,772)
  Net Decrease in Receivables Pertaining to Investing and
   Operating Activities..........................................             320
  Net Decrease in Payables Pertaining to Investing and Operating
   Activities....................................................            (118)
  Amortization of Deferred Organization Costs....................              12
  (Accretion)/Amortization.......................................          (1,130)
----------------------------------------------------------------------------------
  Net Cash Provided by Investing and Operating Activities........       $  25,216
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                         PERIOD FROM           YEAR ENDED
                                                                                         NOVEMBER 30,         DECEMBER 31,
                                                                                           1993* TO       --------------------
SELECTED PER SHARE DATA AND RATIOS:                                                   DECEMBER 31, 1993     1994       1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD................................................      $    14.10      $   14.10  $   11.96
------------------------------------------------------------------------------------------------------------------------------
Offering Costs......................................................................           (0.05)         (0.01)        --
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income...............................................................            0.04           1.32       1.34
Net Realized and Unrealized Gain (Loss) on Investments..............................            0.01          (2.08)      1.60
------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations................................................            0.05          (0.76)      2.94
------------------------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income...........................................................              --          (1.36)     (1.27)
    In Excess of Net Investment Income..............................................              --          (0.01)        --
------------------------------------------------------------------------------------------------------------------------------
    Total Distributions.............................................................              --          (1.37)     (1.27)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......................................................      $    14.10      $   11.96  $   13.63
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD...............................................      $    14.75      $   11.38  $   12.88
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Market Value....................................................................            4.61%        (14.11)%     25.21%
    Net Asset Value (1).............................................................            0.00%         (5.53)%     26.07%
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)...............................................  $      122,781      $ 104,260  $ 118,863
------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses Before Interest Expense to Average Net Assets.....................            1.46%**        1.12%      1.11%
Ratio of Expenses After Interest Expense to Average Net Assets......................            1.46%**        2.78%      2.79%
Ratio of Net Investment Income to Average Net Assets................................            3.76%**       10.18%     10.29%
Portfolio Turnover Rate.............................................................               0%            32%        84%
------------------------------------------------------------------------------------------------------------------------------

 * Commencement of operations.
 ** Annualized
(1) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

   Note: Current period permanent book-tax differences, if any, are not included in the calculation of net investment income per share.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995

----------

    The Morgan Stanley High Yield Fund, Inc. (the "Fund") was incorporated in Maryland on September 23, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in high yield securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

 1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

 2. U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

         Capital surplus, accumulated undistributed net investment income and accumulated net realized loss have been adjusted for prior period permanent book-tax differences.

 3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. To the extent that proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, the Fund may incur a loss. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

 4. REVERSE REPURCHASE AGREEMENTS: In order to leverage the Fund, the Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Securities subject to repurchase under reverse repurchase agreements are designated as such in the Statement of Net Assets.

   At December 31, 1995, the Fund had reverse repurchase agreements outstanding as follows:

                                           MATURITY IN
                                          30 TO 90 DAYS
                                          -------------
   Maturity Amount......................   $21,723,000
                                          -------------
   Market Value of Assets Sold Under
   Agreements...........................   $28,327,000
                                          -------------
   Weighted Average Interest Rate.......         6.88%

   The average weekly balance of reverse repurchase agreements outstanding during the year ended December 31, 1995 was approximately $26,572,000 at a weighted average interest rate of 7.03%.

 5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives. Dividend income and distributions to shareholders are recorded on the ex-date. Income distributions and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are principally due to the timing of the recognition of losses on securities.

B. Morgan Stanley Asset Management Inc. ("the Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of .70% of the Fund's average weekly net assets.

C. Effective September 1, 1995, The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company (the "Administrator"), (formerly Mutual Funds Service Company, a wholly owned subsidiary of the United States Trust Company of New York), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out of pocket expenses by the Administrator. Effective September 1, 1995, The Chase Manhattan Bank, N.A. acts as custodian for the Fund's assets held in the United States under a Domestic Custody Agreement. Custodian fees are computed and payable monthly based on assets under custody plus an amount for each transaction effected, including reimbursement for certain out of pocket expenses. Prior to September 1, 1995, Mutual Funds Service Company and United States Trust Company of New York provided administrative and custodian services, respectively, to the Fund under the same terms, conditions and fees as stated above.

D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with an International Custody Agreement. International Custodian fees are payable monthly based on Fund assets under custody plus an amount for each transaction effected, including reimbursement for certain out of pocket expenses. During the year ended December 31, 1995, the Fund did not pay any fees to the International Custodian.

E. During the year ended December 31, 1995, the Fund made purchases and sales totaling $113,542,000 and $120,882,000, respectively, of investment securities other than long-term U.S. Government securities and short term investments. There were no purchases and sales of long-term U.S. Government securities. At December 31, 1995, the Federal income tax cost basis of securities was $137,586,000 and accordingly, net unrealized appreciation for Federal income tax purposes was $1,857,000, of which $4,548,000 related to appreciated securities and $2,691,000 related to depreciated securities. At December 31, 1995, the Fund had capital loss carryforwards for Federal income tax purposes totaling approximately $5,966,000 available to offset future capital gains of which $1,498,000 and $4,468,000 will expire on December 31, 2002 and 2003, respectively. To the extent that capital gains are offset, such gains will not be distributed to shareholders.

F. In connection with its organization, the Fund incurred $60,000 of organization costs. The organization costs are being amortized on a straight-line basis over a five year period beginning November 30, 1993, the date the Fund commenced operations.

G. At December 31, 1995, approximately 93% of the Fund's total investments consist of high yield securities rated below investment grade. Investments in high-yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 1995, none of the Directors elected to participate in the Plan.

I. During December 1995, the Board declared a distribution of $0.15 per share, derived from net investment income, payable on January 9, 1996, to shareholders of record on December 29, 1995.

--------------------------------------------------------------------------------

             SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                         THREE MONTHS ENDED
                                          ---------------------------------------------------------------------------------
                                            MARCH 31, 1995       JUNE 30, 1995      SEPTEMBER 30, 1995   DECEMBER 31, 1995
                                          ------------------   ------------------   ------------------   ------------------
                                           TOTAL   PER SHARE    TOTAL   PER SHARE    TOTAL   PER SHARE    TOTAL   PER SHARE
                                          -------  ---------   -------  ---------   -------  ---------   -------  ---------
Investment Income.......................  $ 3,563   $    0.41  $ 3,709   $    0.43  $ 3,506   $    0.40  $ 4,139   $    0.47
Net Investment Income...................  $ 2,589   $    0.30  $ 2,891   $    0.33  $ 2,816   $    0.32  $ 3,438   $    0.39
Net Realized Loss and Change in
 Unrealized Appreciation/
 Depreciation...........................  $ 5,037   $    0.57  $ 5,327   $    0.62  $ 2,155   $    0.25  $ 1,426   $    0.16
Net Increase in Net Assets Resulting
 from Operations........................  $ 7,626   $    0.87  $ 8,218   $    0.95  $ 4,971   $    0.57  $ 4,864   $    0.55

--------------------------------------------------------------------------------

                                                                         THREE MONTHS ENDED
                                          ---------------------------------------------------------------------------------
                                            MARCH 31, 1994       JUNE 30, 1994      SEPTEMBER 30, 1994   DECEMBER 31, 1994
                                          ------------------   ------------------   ------------------   ------------------
                                           TOTAL   PER SHARE    TOTAL   PER SHARE    TOTAL   PER SHARE    TOTAL   PER SHARE
                                          -------  ---------   -------  ---------   -------  ---------   -------  ---------
Investment Income.......................  $ 3,357   $    0.39  $ 3,745   $    0.43  $ 3,764   $    0.43  $ 3,731   $    0.43
Net Investment Income...................  $ 2,751   $    0.32  $ 3,004   $    0.34  $ 2,899   $    0.33  $ 2,811   $    0.33
Net Realized Loss and Change in
 Unrealized Depreciation................  $(6,794)  $   (0.78) $(4,750)  $   (0.54) $(2,964)  $   (0.34) $(3,619)  $   (0.42)
Net Decrease in Net Assets Resulting
 from Operations........................  $(4,043)  $   (0.46) $(1,746)  $   (0.20) $   (65)  $   (0.01) $  (808)  $   (0.09)
--------------------------------------------------------------------------------------------------------------

The Fund may purchase shares of its Common Stock in the open market at such prices and in such amounts as the Board of Directors may deem advisable.

REPORT OF INDEPENDENT ACCOUNTANTS

---------
To the Shareholders and Board of Directors of The Morgan Stanley High Yield Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Morgan Stanley High Yield Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period November 30, 1993 (commencement of operations) through December 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodians, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 9, 1996

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder may elect by providing written instructions to American Stock Transfer & Trust Company (the "Plan Agent") to have all distributions automatically reinvested in Fund Shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, monthly, in any amount from $100 to $3,000, for investment in Fund shares.
    Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.
    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.
    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.
    Participants who wish to withdraw from the Plan should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                        The Morgan Stanley High Yield Fund, Inc.
                        American Stock Transfer & Trust Company
                        Dividend Reinvestment and Cash Purchase Plan
                        40 Wall Street
                        New York, NY 10005
                        1-800-278-4353